                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 January 3, 2006

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

          DELAWARE                   0-13667                  22-2677298
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA                    15235
   (Address of Principal Executive Offices)                     (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY IN A MATERIAL DEFINITIVE AGREEMENT

This Current Report on Form 8-K is being furnished to disclose that on December 22, 2005 Sky Bank increased the amount available under the base line of credit from $11 million to $13 million via a temporary increase in the line of credit. The temporary increase expires on June 6, 2006 and reverts to $11 million of availability. The increase in the line of credit is in response to the additional volume of work generated from the 2005 hurricane season.

The related loan documents were finalized and executed on January 3, 2006.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

EXHIBITS                            DESCRIPTION

10 Thirteenth Amendment to Loan Agreement, dated December 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.1 Twelfth Modification of Open-Ended Mortgage and Security Agreement, dated December 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.2 Overline Facility Note D, dated December 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PDG ENVIRONMENTAL, INC..

                                        By /s/John C. Regan
                                           ---------------------------------
                                           JOHN C. REGAN
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER


Date: January 4, 2006

                                  EXHIBIT INDEX

10 Thirteenth Amendment to Loan Agreement, dated December 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.1 Twelfth Modification of Open-Ended Mortgage and Security Agreement, dated December 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.2 Overline Facility Note D, dated December 30, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.